POWER OF ATTORNEY

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

Jon S. Stenberg Gumer C. Alvero Richard N. Bush Jason J. Poor Steve M. Gathje Mark Gorham	Robert R. Grew Ronald L. Guzior James L. Hamalainen Jean B. Keffeler Jeryl A. Millner Mark D. Scalercio

Do hereby jointly and severally authorize Dixie L. Carroll, Timothy D. Crawford or Nicole D. Wood to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated: March 8, 2016

/s/ Jon S. Stenberg	/s/ Robert R. Grew
Jon S. Stenberg	Robert R. Grew
Chairman of the Board, President and	Director
Chief Executive Officer

/s/ Gumer C. Alvero	/s/ Ronald L. Guzior
Gumer C. Alvero	Ronald L. Guzior
Director and Executive Vice President - Annuities	Director

/s/ Richard N. Bush	/s/ James L. Hamalainen
Richard N. Bush	James L. Hamalainen
Senior Vice President – Corporate Tax	Senior Vice President and Treasurer – Investments

/s/ Jason J. Poor	/s/ Jean B. Keffeler
Jason J. Poor	Jean B. Keffeler
Director	Director

/s/ Steve M. Gathje	/s/ Jeryl A. Millner
Steve M. Gathje	Jeryl A. Millner
Senior Vice President and Chief Actuary	Director

/s/ Mark Gorham	/s/ Mark D. Scalercio
Director, Vice President – Insurance Product	Mark D. Scalercio
Development	Director

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

	1933 Act No.	1940 Act No.
RiverSource of New York Variable Annuity Account 1		811-07475
Privileged Assets Select Annuity	333-139767

RiverSource of New York Variable Annuity Account 2		811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio	333-139772
RiverSource Endeavor Select Variable Annuity	333-139764
RiverSource FlexChoice Select Variable Annuity	333-144422
RiverSource Innovations Select Variable Annuity	333-139764
RiverSource Innovations Variable Annuity	333-139764

RiverSource of New York Account 4		811-3500
RiverSource Variable Retirement & Combination Annuities	2-78194
RiverSource Employee Benefit Annuity	33-52567
RiverSource Flexible Annuity	33-4174

RiverSource of New York Account 7		811-4913
Life Vest Single Premium Variable Life Insurance Policy	33-10334

RiverSource of New York Account 8		811-05213
RiverSource Succession Select Variable Life Insurance	333-42257
RiverSource Variable Universal Life Insurance	33-15290
RiverSource Variable Second-To-Die Life Insurance	33-62457
RiverSource Variable Universal Life Insurance III	333-44644
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV – Estate Series	333-44644
RiverSource Variable Universal Life 5/RiverSource Variable Universal Life 5 – Estate Series	333-183262

RiverSource of New York Variable Annuity Account		811-07623
RiverSource Flexible Portfolio Annuity	333-03867
RiverSource Retirement Advisor Variable Annuity	333-91691
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-91691
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-91691
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity	333-91691
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed prior to 4/30/2012)	333-91691
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed on or after 4/30/2012 but prior to 4/29/2013)	333-179335
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed on or after 4/29/2013)	333-186220

RiverSource of New York Account SBS		811-6560
RiverSource Symphony Annuity	33-45776

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